UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2023

Date of reporting period: November 30, 2023

Updated August 1, 2011

Item 1. Reports to Stockholders.

TortoiseEcofin

2023 Annual Report

This combined financial report provides you with a comprehensive review of our funds that span the entire energy value chain.

TortoiseEcofin

2023 Annual Report | November 30, 2023

Open-end fund comparison

Name/Ticker	Primary focus	Total investments ($ Millions)(1)	Portfolio mix by asset type(1)	Portfolio mix by ownership(1)
Tortoise Energy Infrastructure Total Return Fund Institutional Class (TORIX) A Class (TORTX) Inception: 5/2011 C Class (TORCX) Inception: 9/2012	North American pipeline companies	$2,119.2
Tortoise Energy Infrastructure and Income Fund Institutional Class (INFIX) A Class (INFRX) Inception: 5/2011 C Class (INFFX) Inception: 4/2012	Energy infrastructure equity and debt	$492.6
			Portfolio mix by sector type(1)	Portfolio mix by geography(1)
Ecofin Global Renewables Infrastructure Fund Institutional Class (ECOIX) A Class (ECOAX) Inception: 8/2020	Global Securities benefiting from long-term growth associated with energy transition	$216.8

(1)As of 11/30/2023

(unaudited)

TortoiseEcofin	1

Tortoise

2023 Annual Report

Dear shareholder,

The 2023 fiscal year offered energy investors significant opportunity with record levels of production, growing export demand, along with some regulatory clarity. Overall, performance ended the year mixed with midstream higher and both broader energy and utilities lower. Higher interest rates clearly impacted relative performance. And cash flow proved to be king. Notable events influencing performance included geopolitical tensions in Ukraine and Israel and OPEC+ decisions around crude oil supply and demand. Effects of the Inflation Reduction Act also started to surface. Finally, the U.S. energy complex remained ever important to supporting the global economy. Sustainable infrastructure continued to face significant headwinds over the fiscal year due to a variety of factors including inflation, elevated interest rates, and natural gas prices.

Energy and power infrastructure

The broad energy sector returned -4.3% for the annual fiscal period (as measured by the S&P 500 Energy Index). Energy was generally rangebound during the year, bottoming down 15% in March following the regional banking crisis, and peaking higher by 5% in September following the Organization of Petroleum Exporting Countries plus Russia’s (OPEC+) announcement to curtail crude oil supplies to the global market. The war between Russian and Ukraine remained in focus and geopolitically was magnified when the Israel and Hamas conflict intensified in October. That raised concerns about a broader Middle East conflict. The allocation for free cash flow remained an energy investor focus with lower debt, dividend growth, and share buybacks being a cornerstone of management’s playbook. These policies, along with disciplined mergers & acquisitions (M&A), were favored in the higher interest environment and in front of concerns about a slowing economy in 2024.

Global crude oil supply and demand led energy market sentiment. In the first quarter the Organization for Economic Cooperation and Development (OECD) commercial inventories built up marginally partly due to slower Chinese demand than expected coming out of COVID lockdowns. This resulted in a decision by Saudi Arabia in the summer to voluntarily reduce its oil output by 1 million barrels per day (bpd) for the month of July, with the potential for this cut to be extended. Consequently, oil stocks declined, and crude oil prices rallied in the third quarter. Though Saudi Arabia consistently extended their cuts in the second half, concerns about a global economic slowdown along with growing production in the United States and Guyana weighed on prices late in the year. To better balance the market, in November OPEC+ agreed to 2 million bpd of cuts to start 2024, leaving the oil market in a constructive position on supply and demand.

U.S. crude oil production growth exceeded expectations, growing nearly 1 million bpd in 2023 to 13.2 million bpd. That level eclipsed the previous record high of 13.0 million bpd achieved in November of 2019. The growth resulted despite rig counts and well completions falling as the year progressed. Simply, producers did more with less. Drilling laterals lengthened, completion times shortened and even the application of artificial intelligence positively impacted efficiencies. The Permian basin, the largest U.S. oilfield, remained the primary driver of growth reaching six million bpd. Aiding producer returns, oilfield service and material costs declined, resulting in lower break-even costs. The Energy Information Agency (EIA) forecasts production in 2024 to remain steady, partly due to the lower rig count and completion activity trend transpiring in 2023.

U.S. natural gas production grew as well in 2023 as the U.S. exported more liquefied natural gas (LNG) than any other country in the first half. U.S. LNG production reached nearly 12 billion cubic feet per day (bcf/d). The war in Ukraine continued to present a long-term opportunity for U.S. liquefied natural gas. LNG exports to Europe accelerated in 2022 and remained elevated in 2023. These exports, lower industrial demand, and a relatively warm winter in 2022/23 kept European natural gas storage inventories full throughout 2023 and well positioned to keep Europe adequately supplied for the 2024 winter. U.S. natural gas storage inventories also entered year-end 2023 well supplied at just above the five-year average partly due to a warm winter a year ago. Also helping inventories is growing U.S. production, that improved from 102 bcf/d to 105 bcf/d over the year. That production will help supply LNG export facilities set to come on-line starting in the second half of 2024 through year-end 2027. In that short timeframe U.S. LNG export capacity will nearly double to 25 bcf/d. The EIA forecasts natural gas production to be mostly flat in 2024 due partly to limited visibility to near-term demand improvement and, like the drilling cadence for oil, declining service activity.

Natural gas liquids (NGLs) do not receive as much attention as crude oil or natural gas because they are less visible to consumers. Nonetheless, that does not diminish their importance as NGLs are the key components in making plastics along with being a source of heat. And, at 6.8 million bpd, the U.S. is the world’s largest producer of NGLs. Growth in 2023 surpassed 600 thousand bpd with most marginal production exported to meet growing Asian petrochemical demand. The EIA forecasts NGL production to be stable in 2024.

The midstream energy sector returned 7.6% for the fiscal year (as measured by the Alerian Midstream Energy Index or AMNA), topping broader energy. Growing production volumes and inflation passed through via higher tariff rates benefitted revenues. Further, the sector’s elevated and higher free cash flow, declining leverage, attractive valuation, and share buybacks supported performance. Finally, disciplined M&A activity with synergies largely accruing to buyers offered a favorable environment for those seeking acquisition led growth.

Cash flow improved for midstream companies in 2023 following volumes and tariff increases and cost and capital expenditure discipline. Management teams targeted cash flow increasingly toward shareholders in the form of debt paydown, dividend and distribution growth, and share repurchases. Leverage targets are now generally between 3.0x – 4.0x earnings before interest, taxes, depreciation and amortization (EBITDA) with leverage being a full “turn” lower versus levels prior to 2020. And in addition to dividend and distribution growth, companies opportunistically repurchased shares, as buybacks topped $4 billion from the fourth quarter of 2022 through the third quarter of 2023. With leverage targets now largely achieved, 2024 sets up for incrementally more cash flow earmarked for dividends and buybacks.

(unaudited)

2	TortoiseEcofin

2023 Annual Report | November 30, 2023

Following hawkish interest rate actions from the Federal Reserve, the prospects of an economic recession weighed on investor psyche during much of the fiscal year. While multiple recessions occurred in the last 40 years, energy demand still increased in 38 out of the last 41 years (2008 and 2020 decreased). Due to actions taken during the recent 2020 recession that reduced capital expenditures and focused on debt paydown, we believe the energy sector, and specifically midstream, is well prepared to deal with another potential recession. With the world remaining undersupplied energy over the long-term and sector balance sheets now less levered than in past recent recessions (2001, 2008 and 2020), we believe energy is well positioned should lower economic growth materialize.

Broader market concerns about higher interest rates boosted midstream’s relative attractiveness. As higher rates due to inflation were passed through, companies generated significant free cash flow that led to little to no debt or equity capital market access requirements even for maturing debt. Additionally, the good economic growth resulted in higher energy demand. Looking at history, good performance in a higher rate environment is not surprising. In the 18 time periods when the 10-year Treasury yield increased by 50 basis points or more since 2001, midstream energy, represented by the Tortoise North American Pipeline Index, returned an average of 7.4%, compared to a S&P 500 Index average return of 5.9%, and bond returns of -2.6% represented by the Bloomberg U.S. Aggregate Bond Index.

With inflation continuing to increase in 2023, midstream provided investors inflation protection. Pipelines typically benefit from long-term contracts with inflation protection from regulated tariff escalators. Additionally, tariffs on regulated liquid pipelines include an inflation escalator aligned with the Producer Price Index (PPI). Federal Energy Regulatory Commission (FERC) indexing allowed for a tariff increase of over 13% beginning on July 1, 2023. In fact, we estimate that the cumulative total allowable tariff increase since 2020 through year-end 2024 will eclipse 26%. This contract feature serves as protection against higher operating costs.

Midstream companies remained active in M&A with many discrete assets changing hands along with a handful of corporate transactions. The commonality among all the transactions was buyer discipline. The buyers only purchased complementary assets to existing footprints where synergies were obvious and paid a price that made the transaction immediately accretive. Even in the corporate transactions, premiums paid were constructive. In the largest corporate transaction, ONEOK acquired Magellan Midstream Partners at a 22% premium. Synergies and diversification drove the rationale as both Tulsa companies transport petroleum products, with ONEOK mostly natural gas liquids and Magellan refined products and crude oil. ONEOK also estimated a tax benefit of $1.5 billion.

One major new pipeline received regulatory help with the signing of the Fiscal Responsibility Act (FRA) that resolved the mid-summer debt ceiling scuffle. That Act approved all construction and operational permits and authorizations required for the Mountain Valley Pipeline (MVP). MVP would transport 2 bcf/d of natural gas from the Marcellus through West Virginia and into Virginia. Equitrans Midstream (ETRN), MVP’s operator, now estimates pipeline completion in the first quarter of 2024. In addition, the FRA reformed the way the National Environmental Policy Act (NEPA) interacts with agencies to approve energy projects so that project developers have more confidence in permitting processes. Now, when two or more agencies are involved in review, one will be designated lead agency to reduce delays. Further, the timeframe for an Environmental Impact Statement is limited to two years and an Environmental Assessment to one year, and there are limits on the number of pages for each. Despite the improved regulatory efficiency, attaining project approvals remained challenging. For example, Navigator CO2 Ventures cancelled its proposed $3.5 billion, 1,300-mile carbon capture pipeline due to an unpredictable regulatory and government process. The pipeline concept involved transporting carbon dioxide emissions from ethanol plants to sites where the greenhouse gas would be sequestered deep underground.

Sustainable infrastructure

From a macro perspective the first half of the period was generally characterised by influences stemming from stubborn inflation, elevated interest rates, and declining energy prices, in particular natural gas. In China, the magnitude of economic recovery following the post-COVID reopening ultimately did not come to fruition.

Elevated borrowing costs were concerning for businesses which ‘borrow to grow,’ as were higher equipment costs, trade issues, permitting and transmission constraints. The period also saw banking turmoil triggered primarily by Silicon Valley Bank in early March. As such, some companies in our investment universe could not escape these varying impulses even if their secular growth remained intact.

The second half of the period opened with continued upward pressure on interest rates across the OECD and declining power prices in Europe. In response, our capital-intensive sector saw challenges amidst these elevated interest rates, notably on existing asset cash flows due to higher costs of capital, and on balance sheets due to the increased total capital needed to finance growth. Amidst such a context, the sector derated while broader market multiples expanded.

The third calendar quarter saw a further steady increase in longer-term interest rates, which created a larger headwind to valuations and spreads of capital formation for new projects, and overshadowed other drivers as the market reduced the present value of actual cash flows and questioned the value of growth for companies in the sector. Within that context, purer renewables companies that do not have other businesses have been most impacted. We therefore saw both U.S. and European valuations continue to compress. Amidst such a context the sector struggled during the quarter.

The close of the period saw a welcome improvement in performance, as interest rates began to stabilise and hopeful sentiment on potential future rate cuts for 2024 arose.

(unaudited)

TortoiseEcofin	3

Looking Ahead:

In 2024, if interest rates stabilize and then decline, we believe that would be very supportive for the sector in the future. Stability in interest rates should help reduce volatility by offering more consistent net present values of operating cash flows and growth. This is unfortunately an exogenous factor, but equally is not fundamental to operating earnings before interest and taxes (EBIT).

We maintain conviction looking ahead; electrification trends remain robust as fundamentally demand is strong, and we predict strong policy support (from the U.S.’ IRA, across to Europe). Further, valuations for the stocks in the investment universe have come down relative to history and relative to the broader market. We believe doubts surrounding growth are likely overly pessimistic, and that the mean-reverting aspects of utilities and infrastructure have been historically compelling. Over-time, in our sector, share prices will tend to correlate with earnings, and we anticipate these dynamics in 2024.

Notably, through 2023 many companies have reset priorities among growth, credit rating, and dividend. The sector will therefore enter 2024 offering a clearer picture with potentially less volatility and a focus on execution.

Moving into 2024 and considering valuations, strength in demand, attractive renewables development returns and where we are in the inflation and interest rate cycles, we believe that we are approaching an inflection point and are in an attractive spot. This sector captures structural growth in a slowing global economic environment. Companies typically deliver more stable, and more predictable non-cyclical earnings, and are positioned to protect better in falling markets while also participating in rebounds.

Concluding thoughts

Energy infrastructure remains essential for the U.S. to continue as the leading global energy producer and to meet the energy demands of consumers, both domestically and abroad. Geopolitical events further highlighted this reality. We believe that indispensable nature offers compelling opportunities for 2024 and beyond. We hope for improved performance of sustainable infrastructure and climate action investments. With strong demand for renewable energy sources, we believe the sector is well positioned heading into 2024.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of TIS Advisors which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index® and Tortoise North American Pipeline IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by TIS Advisors and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

Free cash flow is the cash a company produces through its operations, less the cost of total capital expenditures (growth and maintenance).

The Producer Price Index (PPI) measures the average change over time in the selling prices received by domestic producers for their output. The prices included in the PPI are from the first commercial transaction for many products and some services

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)

4	TortoiseEcofin

2023 Annual Report | November 30, 2023

Tortoise

Energy Infrastructure Total Return Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	TORIX		TORTX		TORCX
Gross expense ratio(5)	0.93%		1.18%		1.93%
Redemption fee	None		None		None
Maximum front-end sales load	None	(1)	5.50	%(2)	None	(1)
Maximum deferred sales load	None		None	(3)	1.00	%(4)
(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.
(5)	The expense ratios reflect those in the most recent prospectus and may not agree to the financial highlights.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

•	Strategic assets that fuel the economy
•	Diversified asset base
•	Limited direct commodity price exposure
•	History of predictable, recurring cash flows
•	Total-return potential through growth and current income
•	Experienced management teams

Top ten holdings (as of November 30, 2023)

1.	Cheniere Energy, Inc.	10.1%
2.	Targa Resources Corp.	10.0%
3.	The Williams Companies, Inc.	7.7%
4.	Kinder Morgan, Inc.	7.4%
5.	ONEOK, Inc.	7.3%
6.	Enbridge Inc.	7.0%
7.	MPLX LP	4.9%
8.	Plains GP Holdings, L.P.	4.9%
9.	Energy Transfer LP	4.9%
10.	Pembina Pipeline Corporation	4.8%

Key asset performance drivers

•	All segments except for diversified infrastructure had positive performance.
•	The fund’s largest allocation to natural gas pipeline companies added the most to performance.
•	The fund’s allocation to diversified infrastructure detracted the most from performance.
Top five contributors
Targa Resources Corp.
Plains GP Holdings, L.P.
Magellan Midstream Partners, LP
The Williams Companies, Inc.
Energy Transfer LP
Bottom five contributors
NextEra Energy Partners LP
Enbridge, Inc.
TC Energy Corporation
Pembina Pipeline Corporation
Clearway Energy, Inc.

(unaudited)

TortoiseEcofin	5

Tortoise

Energy Infrastructure Total Return Fund (continued)

Value of $1,000,000 vs. S&P 500® Index

November 30, 2013 through November 30, 2023

This chart illustrates the performance of a hypothetical $1,000,000 investment made on November 30, 2013 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance on November 30, 2013 through November 30, 2023. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

6	TortoiseEcofin

2023 Annual Report | November 30, 2023

Total returns (as of November 30, 2023)

Ticker	Class	1 year	3 years	5 years	10 years(1)	Since Inception(2)	Gross expense ratio(6)
TORIX	Institutional	8.73%	26.19%	8.39%	4.09%	6.96%	0.93%
TORTX	A Class (excluding load)(3)	8.48%	25.89%	8.11%	3.80%	6.67%	1.18%
TORTX	A Class (maximum load)(3)	2.53%	23.54%	6.89%	3.22%	6.19%	1.18%
TORCX	C Class (excluding CDSC)	7.68%	24.91%	7.31%	3.05%	5.89%	1.93%
TORCX	C Class (including CDSC)	6.68%	24.91%	7.31%	3.05%	5.89%	1.93%
S&P 500® Index(4)		13.84%	9.76%	12.51%	11.82%	12.45%	—
TNAPT(5)		4.92%	21.01%	9.57%	6.20%	8.11%	—
(1)	The C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to the inception of the C Class is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to the C Class Shares.
(2)	Reflects period from May 31, 2011 through November 30, 2023. The Institutional and A Class Shares commenced operations on May 31, 2011 and C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.
(3)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(4)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(5)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.
(6)	The gross expense ratio is in line with the Energy Infrastructure Total Return Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

TortoiseEcofin	7

Tortoise

Energy Infrastructure and Income Fund

Basic fund facts

Investment objective: Current income and long-term capital appreciation

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	INFIX		INFRX		INFFX
Gross expense ratio(5)	1.13%		1.38%		2.13%
Redemption fee	None		None		None
Maximum front-end sales load	None	(1)	5.50	%(2)	None	(1)
Maximum deferred sales load	None		None	(3)	1.00	%(4)
(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.
(5)	The expense ratios reflect those in the most recent prospectus and may not agree to the financial highlights.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

•	Securities from across the capital structure and energy value chain
•	Strategic assets that fuel the economy
•	Diversified asset base
•	Limited direct commodity price exposure
•	History of predictable, recurring cash flows
•	Current income through distributions
•	A flexible asset allocation dependent on current market opportunities
•	Experienced management team

Top ten holdings (as of November 30, 2023)

1.	Cheniere Energy, Inc.	8.8%
2.	Energy Transfer LP	5.7%
3.	ONEOK, Inc.	5.6%
4.	Plains GP Holdings, L.P.	4.8%
5.	Enterprise Products Partners L.P.	4.7%
6.	The Williams Companies, Inc.	4.5%
7.	Targa Resources Corp.	4.4%
8.	ConocoPhillips	3.8%
9.	EQT Corporation	3.8%
10.	MPLX LP	3.7%

Key asset performance drivers

•	All segments except for oil & gas production and diversified infrastructure had positive performance.
•	The fund’s largest allocation to natural gas pipeline companies added the most to performance.
•	The fund’s allocation to diversified infrastructure detracted the most from performance.
Top five contributors
Plains GP Holdings, L.P.
Magellan Midstream Partners, LP
Energy Transfer LP
Targa Resources Corp.
MPLX LP

Bottom five contributors
NextEra Energy Partners LP
Devon Energy Corporation
New Fortress Energy Inc.
Ovintiv Inc.
Clearway Energy, Inc.

(unaudited)

8	TortoiseEcofin

2023 Annual Report | November 30, 2023

Value of $1,000,000 vs. the Alerian MLP Index

November 30, 2013 through November 30, 2023

This chart illustrates the performance of a hypothetical $1,000,000 investment made on November 30, 2013 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance from November 30, 2013 through November 30, 2023. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a pricereturn basis (AMZ) and on a total-return basis (AMZX).

(unaudited)

TortoiseEcofin	9

Tortoise

Energy Infrastructure and Income Fund (continued)

Total returns (as of November 30, 2023)

Ticker	Class	1 year	3 years	5 years	10 years	Since Inception(1)	Gross expense ratio(3)
INFIX	Institutional	6.32%	19.90%	8.67%	3.00%	5.25%	1.13%
INFRX	A Class (excluding load)	6.10%	19.57%	8.43%	2.75%	5.01%	1.38%
INFRX	A Class (maximum load)	0.25%	17.36%	7.21%	2.18%	4.55%	1.38%
INFFX	C Class (excluding CDSC)	5.27%	18.71%	7.58%	1.96%	4.27%	2.13%
INFFX	C Class (including CDSC)	4.28%	18.71%	7.58%	1.96%	4.27%	2.13%
Alerian MLP Index(2)		23.29%	34.51%	10.33%	2.29%	5.15%	—
(1)	Reflects period from fund inception on December 27, 2010 through November 30, 2023. The Institutional Class commenced operations on December 27, 2010, the A Class Shares commenced operation on May 18, 2011 and the C Class Shares commenced operations on April 2, 2012. Performance shown for the A Class and C Class prior to the inception of the A Class Shares and C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to the A Class Shares and the C Class Shares, respectively.
(2)	The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a pricereturn basis (AMZ) and on a total-return basis (AMZX).
(3)	The gross expense ratio is in line with the Energy Infrastructure and Income Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 18 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

10	TortoiseEcofin

2023 Annual Report | November 30, 2023

Ecofin

Global Renewables Infrastructure Fund

Basic fund facts

Investment objective: Total Return

Structure: Regulated Investment Company

	Institutional		A Class
Ticker	ECOIX		ECOAX
Net Expense Ratio(1)	0.90%		1.15%
Redemption fee	None		None
Maximum front-end sales load	None	(2)	5.50	%(3)
Maximum deferred sales load	None		None	(4)
(1)	The expense ratios reflect those in the most recent prospectus and may not agree to the financial highlights.
(2)	While the Institutional Class has no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

•	Securities from across the capital structure and energy value chain
•	Strategic assets that fuel the economy
•	Diversified asset base
•	Limited direct commodity price exposure
•	History of predictable, recurring cash flows
•	Current income through distributions
•	A flexible asset allocation dependent on current market opportunities
•	Experienced management team

Top ten holdings (as of November 30, 2023)

1.	ERG SpA	7.0%
2.	Clearway Energy, Inc.	6.8%
3.	NextEra Energy, Inc.	6.7%
4.	ReNew Energy Global Plc	6.0%
5.	Atlantica Sustainable Infrastructure plc	5.5%
6.	Dominion Resources, Inc.	4.6%
7.	Edison International	4.5%
8.	Exelon Corp	4.4%
9.	Terna — Rete Elettrica Nazionale SpA	4.2%
10.	Public Service Enterprise Group Incorporated	4.2%

Key asset performance drivers

•	Two main holdings, NextEra Energy Partners (NEP) and NextEra Energy (NEE) together detracted the most from performance for the full fiscal period. NEP announced a downward revision to its growth outlook to avoid having to raise equity at a very high cost. That triggered negative market sentiment, and somewhat by association, NEE fell as well.
•	Renewable electricity names detracted the most from performance over the fiscal year. However, towards the end of the period we saw positive contribution from various industries, most notably, independent power producers & energy traders, electric utilities, and renewable electricity.
•	North American names detracted most from performance. However, towards the end of the period we saw North American names, and especially European names, positively contribute to performance.
Top five contributors
BKW Energie AG
Constellation Energy Corp.
ReNew Energy Global PLC
Terna — Rete Elettrica Nazionale SpA
Public SVC Enterprise Group
Bottom five contributors
NextEra Energy Partners LP
RENOVA, Inc.
NextEra Energy, Inc.
Innergex Renewable Energy, Inc.
Atlantica Sustainable Infrastructure plc

(unaudited)

TortoiseEcofin	11

Ecofin

Global Renewables Infrastructure Fund (continued)

Value of $1,000,000 vs. S&P Global Infrastructure® Index (Net)

November 2, 2015 through November 30, 2023

The Fund commenced operations on August 7, 2020. This chart illustrates the performance of a hypothetical $1,000,000 investment made on November 2, 2015 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance on November 2, 2015 through November 30, 2023. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P Global Infrastructure® Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index.

(unaudited)

12	TortoiseEcofin

2023 Annual Report | November 30, 2023

Total returns (as of November 30, 2023)

Ticker	Class	1 Year	3 Years	5 Years	Since inception	Gross expense ratio(5)
ECOIX(1)(2)	Institutional	-19.47%	-4.78%	6.41%	7.49%	0.90%
ECOAX(1)(3)	A Class (excluding load)	-19.66%	-5.03%	6.18%	7.25%	1.15%
ECOAX(1)(3)	A Class (including load)	-24.08%	-6.82%	4.98%	6.51%	1.15%
S&P Global Infrastructure Index (Net)(4)		-0.76%	4.75%	4.91%	4.77%	—
(1)	Fund commenced operations on August 7, 2020.
(2)	The performance data quoted for the period prior to August 7, 2020 is that of the Tortoise Global Renewables Infrastructure Fund Limited (the “Predecessor Fund”) and has been adjusted to reflect the Fund’s share class’ fees and expenses. The Predecessor Fund commenced operations on November 2, 2015, and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. If it had, the Predecessor Fund’s performance might have been lower. The Predecessor Fund’s shares were exchanged for the Fund’s Institutional Class shares on August 7, 2020.
(3)	Performance of the A Class prior to the inception of the class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to the class compared to the Institutional Class.
(4)	The S&P Global Infrastructure® Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index.
(5)	The gross expense ratio is in line with the Global Renewables Infrastructure Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

TortoiseEcofin	13

Mutual fund investing involves risk. Principal loss is possible. The funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the funds are more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as North American energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with energy investments, including upstream energy companies, midstream companies, downstream companies, energy company beneficiaries, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The tax benefits received by an investor investing in the funds differ from that of a direct investment in an MLP by an investor. The value of the funds’ investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the funds which could result in a reduction of the funds’ values. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The funds invest in large, small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The funds may also write call options which may limit the funds’ abilities to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Some funds may invest in other derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the funds may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. Some funds may engage in short sales and in doing so are subject to the risk that they may not always be able to borrow a security, or close out a short position at a particular time or at an acceptable price.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the fund’s Schedule of Investments in this report.

(unaudited)

14	TortoiseEcofin

2023 Annual Report | November 30, 2023

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 – November 30, 2023)

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise Energy Infrastructure Total Return Fund

	Beginning Account Value (06/01/2023)	Ending Account Value (11/30/2023)	Expenses Paid During Period(1) (06/01/2023 – 11/30/2023)
Institutional Class Actual(2)	$1,000.00	$1,184.30	$5.09
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.41	$4.71
A Class Actual(2)	$1,000.00	$1,183.60	$6.46
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.15	$5.97
C Class Actual(2)	$1,000.00	$1,178.80	$10.54
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.39	$9.75
(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.93%, 1.18%, and 1.93% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2023 of 18.43%, 18.36% and 17.88% for the Institutional Class, A Class and C Class, respectively.

(unaudited)

TortoiseEcofin	15

Tortoise Energy Infrastructure and Income Fund

	Beginning Account Value (06/01/2023)	Ending Account Value (11/30/2023)	Expenses Paid During Period(1) (06/01/2023 – 11/30/2023)
Institutional Class Actual(2)	$1,000.00	$1,153.10	$6.10
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.40	$5.72
A Class Actual(2)	$1,000.00	$1,150.80	$7.44
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.05	$6.98
C Class Actual(2)	$1,000.00	$1,145.70	$11.46
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.39	$10.76
(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.13%, 1.38%, and 2.13% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2023 of 15.31%, 15.08% and 14.57% for the Institutional Class, A Class and C Class, respectively.

Ecofin Global Renewables Infrastructure Fund

	Beginning Account Value (06/01/2023)	Ending Account Value (11/30/2023)	Expenses Paid During Period(1) (06/01/2023 – 11/30/2023)
Institutional Class Actual(2)	$1,000.00	$883.30	$4.58
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.21	$4.91
A Class Actual(2)	$1,000.00	$881.40	$5.75
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.95	$6.17
(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.97% and 1.22% for the Institutional Class and A Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2023 of -11.67% for the Institutional Class and -11.86% for the A Class, respectively.
(3)	Excluding interest expense, the actual expenses would be $4.44 and $5.61 for the Institutional Class, and C Class, respectively.
(4)	Excluding interest expense, the hypothetical expenses would be $4.76 and $6.02 for the Institutional Class, and C Class, respectively.

(unaudited)

16	TortoiseEcofin

2023 Annual Report | November 30, 2023

Tortoise Energy Infrastructure Total Return
Schedule of Investments

November 30, 2023

	Shares	Value
Common Stocks — 77.1%
Canada Crude Oil Pipelines — 11.8%
Enbridge, Inc.	4,447,920	$155,098,971
Pembina Pipeline Corporation	3,159,931	105,699,744
		260,798,715

Canada Natural Gas/Natural Gas Liquids Pipelines — 6.3%
Keyera Corp.	2,873,032	72,347,178
TC Energy Corporation	1,739,291	65,258,198
		137,605,376
United States Crude Oil Pipelines — 4.9%
Plains GP Holdings L.P.	6,682,095	107,982,655

United States Natural Gas Gathering/Processing — 8.4%
Antero Midstream Corporation	2,351,910	31,327,441
EnLink Midstream, LLC	4,134,576	56,519,654
Equitrans Midstream Corp.	5,485,143	51,450,642
Hess Midstream LP — Class A	1,195,932	38,915,627
Kinetik Holdings, Inc.	210,428	7,651,162
		185,864,526
United States Natural Gas/Natural Gas Liquids Pipelines — 44.4%
Cheniere Energy, Inc.	1,229,610	223,973,461
DT Midstream, Inc.	449,197	25,734,496
Excelerate Energy, Inc.	296,135	4,951,377
Kinder Morgan, Inc.	9,357,102	164,404,282
NextDecade Corp.(a)	1,909,915	9,530,476
ONEOK, Inc.	2,325,146	160,086,302
Targa Resources Corp.	2,444,776	221,129,989
The Williams Companies, Inc.	4,625,026	170,154,707
		979,965,090
United States Renewables and Power Infrastructure — 1.3%
Clearway Energy, Inc.	343,302	8,572,251
NextEra Energy Partners LP	379,501	8,933,454
Sempra Energy	143,558	10,461,071
		27,966,776

Total Common Stocks (Cost $1,162,761,281)		1,700,183,138

	Units/Shares
Master Limited Partnerships — 19.0%
United States Crude Oil Pipelines — 2.0%
NuStar Energy LP	1,580,762	30,097,709
Plains All American Pipeline LP	826,247	13,120,802
		43,218,511

United States Natural Gas Gathering/Processing — 3.0%
Western Midstream Partners LP	2,208,889	65,869,070

United States Natural Gas/Natural Gas Liquids Pipelines — 9.0%
Energy Transfer LP	7,771,343	107,943,954
Enterprise Products Partners LP	3,398,344	91,007,653
		198,951,607

United States Other — 0.1%
Westlake Chemical Partners LP	127,871	2,896,278

United States Refined Product Pipelines — 4.9%
MPLX LP	2,965,031	108,105,030

Total Master Limited Partnerships (Cost $226,689,153)		419,040,496

Short-Term Investments — 1.9%
Money Market Funds — 1.9%
First American Government Obligations
Fund — Class X, 5.29%(b)	42,737,622	42,737,622

Total Short-Term Investments (Cost $42,737,622)		42,737,622

Total Investments — 98.0% (Cost $1,432,188,056)		2,161,961,256
Other Assets in Excess of Liabilities — 2.0%		45,202,624
Total Net Assets — 100.0%		$2,207,163,880

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of November 30, 2023.

See accompanying Notes to Financial Statements.

TortoiseEcofin	17

Tortoise Energy Infrastructure and Income Fund
Schedule of Investments

November 30, 2023

	Shares	Value
Common Stocks — 59.9%
Canada Crude Oil Pipelines — 2.1%
Enbridge, Inc.	304,484	$10,617,357

Canada Oil & Gas Production — 1.7%
Ovintiv, Inc.	187,315	8,305,547

United Kingdom Renewables and Power Infrastructure — 0.3%
Atlantica Sustainable Infrastructure PLC	80,553	1,532,118

United States Crude Oil Pipelines — 4.8%
Plains GP Holdings L.P.	1,492,912	24,125,458

United States Natural Gas Gathering/Processing — 3.3%
Equitrans Midstream Corp.	706,020	6,622,468
Hess Midstream LP — Class A	174,587	5,681,061
Kinetik Holdings, Inc.	40,684	1,479,270
Kodiak Gas Services, Inc.	145,707	2,568,814
		16,351,613

United States Natural Gas/Natural Gas Liquids Pipelines — 27.9%
Cheniere Energy, Inc.	239,948	43,706,529
Kinder Morgan, Inc.	713,741	12,540,429
New Fortress Energy, Inc.	271,245	10,437,508
ONEOK, Inc.	404,804	27,870,755
Targa Resources Corp.	242,320	21,917,844
The Williams Companies, Inc.	610,594	22,463,753
		138,936,818

United States Oil & Gas Production — 16.6%
ConocoPhillips	164,718	19,036,460
Coterra Energy, Inc.	432,396	11,350,395
Devon Energy Corporation	170,926	7,686,542
Diamondback Energy, Inc.	67,187	10,374,345
EQT Corporation	472,972	18,899,961
Pioneer Natural Resources Company	65,074	15,073,741
		82,421,444

United States Refined Product Pipelines — 1.8%
Phillips 66	71,185	9,175,035

United States Renewables and Power Infrastructure — 1.4%
Clearway Energy, Inc. — Class C	154,878	3,867,304
NextEra Energy Partners LP	137,123	3,227,875
		7,095,179

Total Common Stocks (Cost $212,314,201)		298,560,569

Corporate Bonds — 19.6%
Canada Crude Oil Pipelines — 0.7%
Enbridge, Inc.,
5.50% to 07/15/2027 then 3 mo.
Term SOFR + 3.68%, 07/15/2077	4,000,000	3,523,407

United States Natural Gas Gathering/Processing — 8.6%
Antero Midstream Partners LP / Antero
Midstream Finance Corp.,
5.75%, 03/01/2027(a)	6,370,000	6,232,310
Blue Racer Midstream LLC /
Blue Racer Finance Corp.
6.63%, 07/15/2026(a)	3,800,000	3,751,951
7.63%, 12/15/2025(a)	3,575,000	3,622,076
EnLink Midstream Partners LP,
4.85%, 07/15/2026	7,550,000	7,352,858
EnLink Midstream, LLC,
5.38%, 06/01/2029	4,455,000	4,302,568
Hess Midstream Operations LP
5.13%, 06/15/2028(a)	4,050,000	3,879,090
5.63%, 02/15/2026(a)	8,125,000	8,030,465
Targa Resources Partners LP / Targa
Resources Partners Finance Corp.,
6.50%, 07/15/2027	5,537,000	5,594,122
		42,765,440

United States Natural Gas/Natural Gas Liquids Pipelines — 6.3%
DT Midstream, Inc.,
4.38%, 06/15/2031(a)	6,100,000	5,360,420
EQM Midstream Partners LP,
5.50%, 07/15/2028	8,500,000	8,269,548
NGPL PipeCo LLC,
7.77%, 12/15/2037(a)	9,125,000	9,734,669
Tallgrass Energy Partners LP /
Tallgrass Energy Finance Corp.
5.50%, 01/15/2028(a)	7,925,000	7,318,508
6.00%, 03/01/2027(a)	850,000	818,129
		31,501,274

United States Oil Field Services — 1.3%
Archrock Partners LP / Archrock
Partners Finance Corp.,
6.88%, 04/01/2027(a)	6,575,000	6,522,097

United States Other — 2.7%
New Fortress Energy, Inc.
6.50%, 09/30/2026(a)	5,000,000	4,756,028
6.75%, 09/15/2025(a)	8,800,000	8,539,457
		13,295,485

Total Corporate Bonds (Cost $99,896,131)		97,607,703

See accompanying Notes to Financial Statements.

18	TortoiseEcofin

2023 Annual Report | November 30, 2023

Tortoise Energy Infrastructure and Income Fund
Schedule of Investments (continued)

November 30, 2023

	Units/Shares	Value
Master Limited Partnerships — 19.3%
United States Crude Oil Pipelines — 2.6%
Plains All American Pipeline LP	811,156	$12,881,157

United States Natural Gas Gathering/Processing — 2.7%
Western Midstream Partners LP	446,900	13,326,558

United States Natural Gas Pipelines — 10.3%
Energy Transfer LP	2,064,295	28,673,058
Enterprise Products Partners LP	870,418	23,309,794
		51,982,852

United States Refined Product Pipelines — 3.7%
MPLX LP	501,472	18,283,669

Total Master Limited Partnerships (Cost $53,629,538)		96,474,236

	Shares
Short-Term Investments — 0.8%
Money Market Funds — 0.8%
First American Government Obligations Fund — Class X, 5.29%(b)	4,207,989	4,207,989

Total Short-Term Investments (Cost $4,207,989)		4,207,989

Total Investments — 99.6% (Cost $370,047,859)		496,850,497
Other Assets in Excess of Liabilities — 0.4%		2,215,727
Total Net Assets — 100.0%		$499,066,224

Percentages are stated as a percent of net assets.

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

(a)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of November 30, 2023, the value of these securities total $68,565,200 or 13.7% of the Fund’s net assets.
(b)	The rate shown represents the 7-day effective yield as of November 30, 2023.

See accompanying Notes to Financial Statements.

TortoiseEcofin	19

Ecofin Global Renewables Infrastructure Fund
Schedule of Investments

November 30, 2023

	Shares	Value
Common Stocks — 93.5%
Belgium Electricity Transmission Operators — 1.8%
Elia Group SA/NV	38,019	$4,120,485

Canada Renewable Power Producers — 3.6%
Innergex Renewable Energy, Inc.	1,169,549	8,282,815

France Power — 3.4%
Neoen SA	254,556	7,784,499

Germany Renewable Power Producers — 3.4%
Encavis AG(a)	526,313	7,836,559

Hong Kong Renewable Power Producers — 5.0%
China Longyuan Power Group Corp. Ltd.	7,744,829	5,792,441
China Suntien Green Energy Corp. Ltd.	11,377,782	3,784,109
Xinyi Energy Holdings Ltd.	12,103,729	2,026,214
		11,602,764

India Power — 6.0%
ReNew Energy Global PLC(a)	2,168,475	13,964,979

Italy Electricity Transmission Operators — 4.2%
Terna — Rete Elettrica Nazionale SpA	1,215,206	9,791,013

Italy Renewable Power Producers — 6.9%
ERG SpA	567,489	16,276,451

Japan Renewable Power Producers — 2.1%
RENOVA, Inc.(a)	691,486	4,930,797

Portugal Electric Utilities — 4.1%
EDP — Energias de Portugal, S.A.	2,010,160	9,613,602

Portugal Renewables Power Producer — 2.8%
Greenvolt-Energias Renovaveis, S.A.(a)	832,587	6,453,941

Spain Integrated Utilities — 2.2%
EDP Renovaveis SA	273,516	4,995,537

Switzerland Integrated Utilities — 1.3%
BKW Energie AG	16,997	2,996,799

Thailand Renewable Power Producers — 1.5%
Super Energy Corporation PLC(a)	269,437,990	3,368,743

United Kingdom Renewable Power Producers — 7.9%
Atlantica Sustainable Infrastructure PLC	672,732	12,795,363
Greencoat UK Wind PLC/Funds	3,038,938	5,520,738
		18,316,101

United States Electric Utilities — 22.6%
Avista Corp.	120,355	4,086,052
Constellation Energy Corp.	20,618	2,495,603
Edison International	157,267	10,535,315
Exelon Corp.	261,956	10,087,926
NextEra Energy, Inc.	266,556	15,596,192
Public Service Enterprise Group Incorporated	155,570	9,712,235
		52,513,323

United States Renewable Power Producers — 14.7%
Clearway Energy, Inc.	627,051	15,657,464
Dominion Energy, Inc.	233,546	10,588,976
NextEra Energy Partners LP	329,284	7,751,345
		33,997,785

Total Common Stocks (Cost $261,039,714)		216,846,193

Short-Term Investments — 1.3%
Money Market Funds — 1.3%
First American Government Obligations Fund — Class X, 5.29%(b)	2,972,924	2,972,923
Total Short-Term Investments (Cost $2,972,924)		2,972,923
Total Investments — 94.8% (Cost $264,012,638)		219,819,116
Other Assets in Excess of Liabilities — 5.2%		12,052,837
Total Net Assets — 100.0%		$231,871,953

Percentages are stated as a percent of net assets.

PLC — Public Limited Company

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of November 30, 2023.

See accompanying Notes to Financial Statements.

20	TortoiseEcofin

2023 Annual Report | November 30, 2023

Ecofin Global Renewables Infrastructure Fund
Open Swap Contracts

November 30, 2023

Counterparty	Security	Termination Date	Pay/Receive on Financing Rate	Financing Rate	Payment Frequency	Shares	Notional Amount	Unrealized Appreciation (Depreciation)*

Morgan Stanley	Drax Group PLC	8/15/24	Pay	0.200% + Federal Funds Effective Rate	Monthly	2,058,575	$11,351,776	$60,287
								$60,287

* Based on the net swap value held at each counterparty. Unrealized appreciation (depreciation) is a receivable (payable).

See accompanying Notes to Financial Statements.

TortoiseEcofin	21

Statements of Assets & Liabilities

November 30, 2023

Tortoise Energy Infrastructure Total Return Fund
Assets:
Investments, at fair value (cost $1,432,188,056, $370,047,859,and $264,012,638, respectively)	$2,161,961,256
Cash held as collateral	—
Dividends & interest receivable	2,883,079
Receivable for investment securities sold	44,229,810
Receivable for swap contracts	—
Receivable for capital shares sold	4,039,596
Prepaid expenses and other assets	36,674
Total assets	2,213,150,415

Liabilities:
Payable for investment securities purchased	—
Payable for capital shares redeemed	3,545,123
Payable to Adviser	1,546,213
Payable for fund administration & accounting fees	286,701
Payable for compliance fees	3,470
Payable for custody fees	19,413
Payable for audit & tax	55,747
Payable for transfer agent fees & expenses	146,144
Payable to trustees	489
Payable for interest expense	13,512
Accrued expenses	102,115
Accrued distribution fees	267,608
Total liabilities	5,986,535
Net Assets	$2,207,163,880

Net Assets Consist of:
Capital Stock	$2,579,505,205
Total accumulated loss	(372,341,325)
Net Assets	$2,207,163,880

Institutional Class
Net Assets	$1,989,434,255
Shares issued and outstanding(1)	136,832,480
Net asset value, redemption price and minimum offering price per share	$14.54

A Class
Net Assets	$198,181,413
Shares issued and outstanding(1)	13,834,333
Net asset value, redemption price and minimum offering price per share	$14.33
Maximum offering price per share(2)	$15.16

C Class
Net Assets	$19,548,212
Shares issued and outstanding(1)	1,396,535
Net asset value, redemption price and minimum offering price per share	$14.00
(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

See accompanying Notes to Financial Statements.

22	TortoiseEcofin

2023 Annual Report | November 30, 2023

Tortoise Energy Infrastructure and Income Fund	Ecofin Global Renewables Infrastructure Fund

$496,850,497	$219,819,116
—	11,299,146
2,870,080	1,426,986
—	—
—	60,287
295,541	237,227
27,825	19,923
500,043,943	232,862,685

—	194,527
317,868	494,689
402,716	142,285
100,273	60,734
3,470	3,470
3,355	8,372
32,503	31,996
38,214	30,425
879	276
—	10,904
37,845	10,735
40,596	2,319
977,719	990,732
$499,066,224	$231,871,953

$792,648,434	$300,992,879
(293,582,210)	(69,120,926)
$499,066,224	$231,871,953

$431,331,958	$230,043,269
56,191,807	26,076,593
$7.68	$8.82

$48,598,912	$1,828,684
6,186,673	207,457
$7.86	$8.81
$8.32	$9.32

$19,135,354	$—
2,456,048	—
$7.79	$—
TortoiseEcofin	23

Statements of Operations

For the Year Ended November 30, 2023

Tortoise Energy Infrastructure Total Return Fund
Investment Income:
Dividends and distributions from unaffiliated common stock	$83,233,785
Distributions from master limited partnerships	46,059,969
Less: return of capital on distributions from unaffilated investments	(66,176,790)
Less: foreign taxes withheld	(3,811,343)
Net dividends and distributions from investments	59,305,621
Dividends from money market mutual funds	1,938,497
Interest income	—
Total investment income	61,244,118

Expenses:
Advisory fees (See Note 6)	19,211,003
Fund administration & accounting fees (See Note 6)	869,445
Transfer agent fees & expenses (See Note 6)	354,882
Shareholder communication fees	239,777
Custody fees (See Note 6)	124,757
Registration fees	84,301
Audit & tax fees	55,667
Trustee fees	22,958
Other	24,679
Insurance fees	14,800
Compliance fees (See Note 6)	10,242
Legal fees	24,294
Distribution fees (See Note 7):
A Class	449,357
C Class	202,966
Total expenses before income tax expense	21,689,128
Interest expense on line of credit (See Note 11)	13,200
Income Tax Expense	—
Total expenses before reimbursement/recoupment	21,702,328
Fee recoupment (See Note 6)	—
Net expenses	21,702,328
Net Investment Income	39,541,790
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency
Net realized gain (loss) on:
Unaffiliated Investments, including foreign currency gain (loss)	273,202,779
Swap contracts	—
Net change in unrealized appreciation or depreciation of:
Unaffiliated investments and translations of foreign currency	(140,489,303)
Swap contracts	—
Net Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency	132,713,476
Net Increase (Decrease) in Net Assets Resulting from Operations	$172,255,266

See accompanying Notes to Financial Statements.

24	TortoiseEcofin

2023 Annual Report | November 30, 2023

Tortoise Energy Infrastructure and Income Fund	Ecofin Global Renewables Infrastructure Fund

$13,435,529	$9,865,819
8,626,112	397,174
(11,993,914)	(2,207,707)
(119,642)	(623,982)
9,948,085	7,431,304
486,189	502,670
5,935,173	725,740
16,369,447	8,659,714

4,952,975	2,251,068
301,995	215,231
119,553	101,445
60,395	16,841
20,794	44,020
56,518	44,633
32,423	31,916
20,716	20,836
8,780	6,982
4,840	3,609
10,242	10,242
17,255	19,071

113,129	5,089
203,863	—
5,923,478	2,770,983
—	34,300
—	2,757
5,923,478	2,808,040
—	2,100
5,923,478	2,810,140
10,445,969	5,849,574

36,995,944	(23,887,908)
—	(4,265,901)

(19,344,072)	(38,912,463)
—	(630)
17,651,872	(67,066,902)
$28,097,841	$(61,217,328)
TortoiseEcofin	25

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Total Return Fund		Tortoise Energy Infrastructure and Income Fund
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2023	Year Ended November 30, 2022
Operations
Net investment income	$39,541,790	$24,593,509	$10,445,969	$8,601,086
Net realized gain on unaffiliated investments and foreign currency	273,202,779	128,929,574	36,995,944	6,992,524
Net realized gain on affiliated investments and foreign currency	—	20,283,241	—	—
Net change in unrealized appreciation of affiliated investments and translations of foreign currency	—	20,287,676	—	—
Net change in unrealized appreciation or depreciation of unaffiliated investments and translations of foreign currency	(140,489,303)	414,687,679	(19,344,072)	96,548,445
Net Increase in net assets resulting from operations	172,255,266	608,781,679	28,097,841	112,142,055
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	390,902,199	791,935,121	61,090,754	131,182,150
Proceeds from reinvestment of distributions	67,615,673	89,149,612	14,174,851	14,537,552
Payments for shares redeemed	(767,963,098)	(773,660,536)	(99,940,873)	(110,089,321)
Increase (Decrease) in net assets from Institutional Class transactions	(309,445,226)	107,424,197	(24,675,268)	35,630,381
A Class:
Proceeds from shares sold(1)	15,773,373	15,939,626	10,535,192	11,220,730
Proceeds from reinvestment of distributions	7,537,237	9,083,587	764,939	784,967
Payments for shares redeemed	(22,963,720)	(42,004,560)	(8,409,091)	(11,588,648)
Increase (Decrease) in net assets from A Class transactions	346,890	(16,981,347)	2,891,040	417,049
C Class:
Proceeds from shares sold	1,234,184	2,047,914	1,342,526	2,598,815
Proceeds from reinvestment of distributions	712,895	865,687	539,456	617,101
Payments for shares redeemed(1)	(5,286,444)	(5,776,094)	(6,664,453)	(6,408,037)
Decrease in net assets from C Class transactions	(3,339,365)	(2,862,493)	(4,782,471)	(3,192,121)
Net increase (decrease) in net assets resulting from capital share transactions	(312,437,701)	87,580,357	(26,566,699)	32,855,309
Distributions to Shareholders
From distributable earnings
Institutional Class	(56,646,159)	(35,441,048)	(10,850,004)	(8,023,030)
A Class	(4,969,028)	(3,166,317)	(1,120,812)	(768,026)
C Class	(545,949)	(339,658)	(474,534)	(402,299)
From tax return of capital
Institutional Class	(32,455,237)	(74,978,057)	(16,282,380)	(19,366,065)
A Class	(2,885,841)	(6,317,239)	(1,681,978)	(1,853,869)
C Class	(313,735)	(675,620)	(712,126)	(971,073)
Total distributions to shareholders	(97,815,949)	(120,917,939)	(31,121,834)	(31,384,362)
Total Increase (Decrease) in Net Assets	(237,998,384)	575,444,097	(29,590,692)	113,613,002
Net Assets
Beginning of year	2,445,162,264	1,869,718,167	528,656,916	415,043,914
End of year	$2,207,163,880	$2,445,162,264	$499,066,224	$528,656,916
(1)	Includes exchanges between share classes of the fund.

See accompanying Notes to Financial Statements.

26	TortoiseEcofin

2023 Annual Report | November 30, 2023

Statements of Changes in Net Assets (continued)

	Tortoise Energy Infrastructure Total Return Fund		Tortoise Energy Infrastructure and Income Fund
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2023	Year Ended November 30, 2022
Transactions in Shares:
Institutional Class:
Shares sold	29,251,670	63,007,479	8,342,522	18,108,248
Shares issued to holders in reinvestment of dividends	5,084,727	6,892,533	1,946,926	1,935,993
Shares redeemed	(57,258,977)	(60,233,376)	(13,667,360)	(15,316,321)
Increase (Decrease) in Institutional Class shares outstanding	(22,922,580)	9,666,636	(3,377,912)	4,727,920
A Class:
Shares sold(1)	1,180,887	1,232,582	1,402,538	1,509,036
Shares issued to holders in reinvestment of dividends	572,589	713,015	102,478	102,303
Shares redeemed	(1,792,412)	(3,266,236)	(1,121,693)	(1,589,258)
Increase (Decrease) in A Class shares outstanding	(38,936)	(1,320,639)	383,323	22,081
C Class:
Shares sold	96,653	166,322	179,078	356,245
Shares issued to holders in reinvestment of dividends	55,315	68,981	72,782	80,654
Shares redeemed(1)	(402,800)	(476,336)	(890,571)	(872,461)
Decrease in C Class shares outstanding	(250,832)	(241,033)	(638,711)	(435,562)
Net increase (decrease) in shares outstanding	(23,212,348)	8,104,964	(3,633,300)	4,314,439
(1)	Includes exchanges between share classes of the fund.

See accompanying Notes to Financial Statements.

TortoiseEcofin	27

Statements of Changes in Net Assets (continued)

	Ecofin Global Renewables Infrastructure Fund
	Year Ended November 30, 2023	Year Ended November 30, 2022
Operations
Net investment income	$5,849,574	$3,036,796
Net realized gain (loss) on investments, swaps contracts and foreign currency	(28,153,809)	1,610,671
Net change in unrealized appreciation or depreciation of investments, swap contracts and translations of foreign currency	(38,913,093)	(27,517,889)
Net decrease in net assets resulting from operations	(61,217,328)	(22,870,422)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	132,111,089	136,494,089
Proceeds from reinvestment of distributions	7,277,724	12,414,011
Payments for shares redeemed	(191,448,918)	(125,719,502)
Increase (Decrease) in net assets from Institutional Class transactions	(52,060,105)	23,188,598
A Class:
Proceeds from shares sold	624,487	744,014
Proceeds from reinvestment of distributions	64,558	132,654
Payments for shares redeemed	(662,108)	(3,010,370)
Increase (Decrease) in net assets from A Class transactions	26,937	(2,133,702)
Net increase (decrease) in net assets resulting from capital share transactions	(52,033,168)	21,054,896
Distributions to Shareholders
From distributable earnings
Institutional Class	(1,792,623)	(13,339,606)
A Class	(11,439)	(146,109)
From tax return of capital
Institutional Class	(8,054,111)	(3,485,657)
A Class	(53,174)	(27,153)
Total distributions to shareholders	(9,911,347)	(16,998,525)
Total Decrease in Net Assets	(123,161,843)	(18,814,051)
Net Assets
Beginning of year	355,033,796	373,847,847
End of year	$231,871,953	$355,033,796

See accompanying Notes to Financial Statements.

28	TortoiseEcofin

2023 Annual Report | November 30, 2023

Statements of Changes in Net Assets (continued)

	Ecofin Global Renewables Infrastructure Fund
	Year Ended November 30, 2023	Year Ended November 30, 2022
Transactions in Shares:
Institutional Class:
Shares sold	13,550,530	11,664,442
Shares issued to holders in reinvestment of dividends	745,840	1,039,457
Shares redeemed	(19,329,343)	(10,787,826)
Increase (Decrease) in Institutional Class shares outstanding	(5,032,973)	1,916,073
A Class:
Shares sold	62,638	64,263
Shares issued to holders in reinvestment of dividends	6,694	11,019
Shares redeemed	(65,349)	(265,707)
Increase (Decrease) in A Class shares outstanding	3,983	(190,425)
Net increase (decrease) in shares outstanding	(5,028,990)	1,725,648

See accompanying Notes to Financial Statements.

TortoiseEcofin	29

Tortoise Energy Infrastructure Total Return Fund
Financial Highlights

Institutional Class

	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Per Common Share Data(1)
Net asset value, beginning of year	$13.97	$11.20	$8.33	$11.61	$12.29
Investment operations:
Net investment income(2)	0.19	0.02	0.06	0.12	0.14
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	0.97	3.31	3.27	(2.96)	(0.26)
Total from investment operations	1.16	3.33	3.33	(2.84)	(0.12)
Less distributions from:
Net investment income	(0.37)	(0.10)	(0.16)	(0.14)	(0.20)
Net realized gains	—	—	—	—	—
Return of capital	(0.22)	(0.46)	(0.30)	(0.30)	(0.36)
Total distributions	(0.59)	(0.56)	(0.46)	(0.44)	(0.56)
Net asset value, end of year	$14.54	$13.97	$11.20	$8.33	$11.61
Total Return	8.73%	31.52%	40.51%	(24.70)%	(1.09)%
Supplemental Data and Ratios
Net assets, end of year (in 000's)	$1,989,434	$2,231,400	$1,680,834	$1,493,621	$3,226,450
Ratio of expenses to average net assets	0.93%	0.93%	0.94%	0.94%	0.93%
Ratio of expenses excluding interest expense to average net assets	0.93%	0.93%	0.93%	0.94%	0.93%
Ratio of net investment income to average net assets	1.78%	1.10%	0.92%	1.64%	1.01%
Portfolio turnover rate	7%	20%	32%	39%	19%
(1)	For an Institutional Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2022, 2021, 2020, and 2019 do not reflect the change in estimate of investment income and return of capital.
See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

30	TortoiseEcofin

2023 Annual Report | November 30, 2023

Tortoise Energy Infrastructure Total Return Fund
Financial Highlights (continued)

A Class

	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Per Common Share Data(1)
Net asset value, beginning of year	$13.80	$11.07	$8.25	$11.50	$12.18
Investment operations:
Net investment income (loss)(2)	0.21	(0.03)	0.08	0.16	0.11
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	0.90	3.30	3.19	(3.01)	(0.26)
Total from investment operations	1.11	3.27	3.27	(2.85)	(0.15)
Less distributions from:
Net investment income	(0.37)	(0.10)	(0.16)	(0.11)	(0.18)
Net realized gains	—	—	—	—	—
Return of capital	(0.21)	(0.44)	(0.29)	(0.29)	(0.35)
Total distributions	(0.58)	(0.54)	(0.45)	(0.40)	(0.53)
Net asset value, end of year	$14.33	$13.80	$11.07	$8.25	$11.50
Total Return(3)	8.48%	31.26%	40.12%	(24.94)%	(1.38)%
Supplemental Data and Ratios
Net assets, end of year (in 000's)	$198,181	$191,407	$168,259	$132,882	$469,882
Ratio of expenses to average net assets	1.18%	1.18%	1.19%	1.19%	1.18%
Ratio of expenses excluding interest expense to average net assets	1.18%	1.18%	1.18%	1.18%	1.18%
Ratio of net investment income to average net assets	1.53%	0.85%	0.67%	1.40%	0.76%
Portfolio turnover rate	7%	20%	32%	39%	19%
(1)	For an A Class Share outstanding for the entire period. Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(2)	The per common share data for the years ended November 30, 2022, 2021, 2020, and 2019 do not reflect the change in estimate of investment income and return of capital.
See Note 2 to the financial statements for further disclosure.
(3)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

TortoiseEcofin	31

Tortoise Energy Infrastructure Total Return Fund
Financial Highlights (continued)

C Class

	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Per Common Share Data(1)
Net asset value, beginning of year	$13.57	$10.92	$8.18	$11.39	$12.05
Investment operations:
Net investment income (loss)(2)	0.01	(0.15)	(0.07)	0.05	(0.01)
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	0.98	3.28	3.23	(2.94)	(0.23)
Total from investment operations	0.99	3.13	3.16	(2.89)	(0.24)
Less distributions from:
Net investment income	(0.35)	(0.08)	(0.16)	(0.11)	(0.15)
Net realized gains	—	—	—	—	—
Return of capital	(0.21)	(0.40)	(0.26)	(0.21)	(0.27)
Total distributions	(0.56)	(0.48)	(0.42)	(0.32)	(0.42)
Net asset value, end of year	$14.00	$13.57	$10.92	$8.18	$11.39
Total Return(3)	7.68%	30.22%	39.00%	(25.41)%	(2.13)%
Supplemental Data and Ratios
Net assets, end of year (in 000's)	$19,548	$22,356	$20,625	$19,530	$37,888
Ratio of expenses to average net assets	1.93%	1.93%	1.94%	1.94%	1.93%
Ratio of expenses excluding interest expense to average net assets	1.93%	1.93%	1.93%	1.94%	1.93%
Ratio of net investment income (loss) to average net assets	0.78%	0.11%	(0.08)%	0.64%	0.01%
Portfolio turnover rate	7%	20%	32%	39%	19%
(1)	For a C Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2022, 2021, 2020, and 2019 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

32	TortoiseEcofin

2023 Annual Report | November 30, 2023

Tortoise Energy Infrastructure and Income Fund
Financial Highlights

Institutional Class

	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Per Common Share Data(1)
Net asset value, beginning of year	$7.70	$6.45	$5.44	$6.74	$7.43
Investment operations:
Net investment income	0.16 (2)	0.22	0.10	0.11 (2)	0.81
Net realized and unrealized gain (loss) on investments and translations of foreign currency	0.29	1.50	1.38	(0.91)	(0.82)
Total from investment operations	0.45	1.72	1.48	(0.80)	(0.01)
Less distributions from:
Net investment income	(0.19)	(0.14)	(0.07)	(0.08)	(0.01)
Net realized gains	—	—	—	—	—
Return of capital	(0.28)	(0.33)	(0.40)	(0.42)	(0.67)
Total distributions	(0.47)	(0.47)	(0.47)	(0.50)	(0.68)
Redemption fee proceeds	—	—	—	—	— (3)
Net asset value, end of year	$7.68	$7.70	$6.45	$5.44	$6.74
Total Return	6.32%	27.03%	27.63%	(11.83)%	(0.29)%
Supplemental Data and Ratios
Net assets, end of year (in 000's)	$431,332	$458,578	$353,595	$291,420	$628,295
Ratio of expenses to average net assets	1.13%	1.13%	1.16%	1.14%	1.17%
Ratio of expenses excluding interest expense to average net assets	1.13%	1.13%	1.16%	1.13%	1.17%
Ratio of net investment income to average net assets	2.17%	1.83%	1.00%	2.02%	1.68%
Portfolio turnover rate	6%	10%	22%	43%	48%
(1)	For an Institutional Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.

See accompanying Notes to Financial Statements.

TortoiseEcofin	33

Tortoise Energy Infrastructure and Income Fund
Financial Highlights (continued)

A Class

	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Per Common Share Data(1)
Net asset value, beginning of year	$7.88	$6.60	$5.56	$6.87	$7.56
Investment operations:
Net investment income	0.14 (2)	0.13	0.05	0.10 (2)	0.79
Net realized and unrealized gain (loss) on investments and translations of foreign currency	0.30	1.61	1.44	(0.93)	(0.80)
Total from investment operations	0.44	1.74	1.49	(0.83)	(0.01)
Less distributions from:
Net investment income	(0.18)	(0.14)	(0.06)	(0.07)	(0.01)
Net realized gains	—	—	—	—	—
Return of capital	(0.28)	(0.32)	(0.39)	(0.41)	(0.67)
Total distributions	(0.46)	(0.46)	(0.45)	(0.48)	(0.68)
Redemption fee proceeds	—	—	—	—	— (3)
Net asset value, end of year	$7.86	$7.88	$6.60	$5.56	$6.87
Total Return(4)	6.10%	26.67%	27.19%	(11.96)%	(0.41)%
Supplemental Data and Ratios
Net assets, end of year (in 000's)	$48,599	$45,741	$38,146	$32,256	$45,492
Ratio of expenses to average net assets	1.38%	1.38%	1.41%	1.39%	1.42%
Ratio of expenses excluding interest expense to average net assets	1.38%	1.38%	1.41%	1.38%	1.42%
Ratio of net investment income to average net assets	1.92%	1.58%	0.75%	1.76%	1.43%
Portfolio turnover rate	6%	10%	22%	43%	48%
(1)	For an A Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

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2023 Annual Report | November 30, 2023

Tortoise Energy Infrastructure and Income Fund
Financial Highlights (continued)

C Class

	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Per Common Share Data(1)
Net asset value, beginning of year	$7.86	$6.60	$5.57	$6.89	$7.59
Investment operations:
Net investment income (loss)	0.09 (3)	(0.11)	(0.18)	0.06 (3)	0.67
Net realized and unrealized gain (loss) on investments and translations of foreign currency	0.29	1.79	1.63	(0.94)	(0.75)
Total from investment operations	0.38	1.68	1.45	(0.88)	(0.08)
Less distributions from:
Net investment income	(0.18)	(0.12)	(0.06)	(0.07)	(0.01)
Net realized gains	—	—	—	—	—
Return of capital	(0.27)	(0.30)	(0.36)	(0.37)	(0.61)
Total distributions	(0.45)	(0.42)	(0.42)	(0.44)	(0.62)
Redemption fee proceeds	—	—	—	—	— (2)
Net asset value, end of year	$7.79	$7.86	$6.60	$5.57	$6.89
Total Return(4)	5.27%	25.76%	26.35%	(12.72)%	(1.30)%
Supplemental Data and Ratios
Net assets, end of year (in 000's)	$19,135	$24,339	$23,303	$23,650	$46,979
Ratio of expenses to average net assets	2.13%	2.13%	2.16%	2.14%	2.17%
Ratio of expenses excluding interest expense to average net assets	2.13%	2.13%	2.16%	2.13%	2.17%
Ratio of net investment income (loss) to average net assets	1.17%	0.83%	(0.00)%	1.02%	0.68%
Portfolio turnover rate(4)	6%	10%	22%	43%	48%
(1)	For a C Class Share outstanding for the entire period.
(2)	Amount per share is less than $0.01.
(3)	Per share amounts calculated using the average shares method.
(4)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

TortoiseEcofin	35

Ecofin Global Renewables Infrastructure Fund
Financial Highlights

Institutional Class

	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Period from Inception(1) to November 30, 2020
Per Common Share Data(2)
Net asset value, beginning of period	$11.34	$12.64	$11.42	$10.00
Investment operations:
Net investment income	0.19	0.11	0.15 (3)	0.04
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(2.37)	(0.84)	1.43	1.40
Total from investment operations	(2.18)	(0.73)	1.58	1.44
Less distributions from:
Net investment income	(0.12)	(0.24)	(0.31)	(0.02)
Net realized gains	—	(0.21)	(0.05)	—
Return of capital	(0.22)	(0.12)	—	—
Total distributions	(0.34)	(0.57)	(0.36)	(0.02)
Net asset value, end of period	$8.82	$11.34	$12.64	$11.42
Total Return(4)	(19.47)%	(5.97)%	14.02%	14.43%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$230,043	$352,726	$368,864	$108,048
Ratio of expenses to average net assets:
Before expense waiver/recoupment(5)	0.93%	0.90%	0.96%	1.46%
After expense waiver/recoupment(5)	0.93%	0.91%	1.00%	1.00%
Ratio of expenses excluding interest expenses to average net assets:
Before expense waiver/recoupment	0.92%	0.90%	0.96%	1.46%
After expense waiver/recoupment	0.92%	0.91%	1.00%	1.00%
Ratio of net investment income to average net assets:
Before expense waiver/recoupment(5)	1.95%	0.88%	1.30%	1.05%
After expense waiver/recoupment(5)	1.95%	0.87%	1.26%	1.51%
Portfolio turnover rate(4)	61%	40%	41%	20%
(1)	August 7, 2020.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Per share amounts calculated using average shares method.
(4)	Not annualized for periods less than one year.
(5)	Annualized for period less than one year.

See accompanying Notes to Financial Statements.

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2023 Annual Report | November 30, 2023

Ecofin Global Renewables Infrastructure Fund
Financial Highlights (continued)

A Class

	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Period from Inception(1) to November 30, 2020
Per Common Share Data(2)
Net asset value, beginning of period	$11.34	$12.65	$11.44	$9.72
Investment operations:
Net investment income	0.17	0.16	0.13 (3)	0.03
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(2.37)	(0.92)	1.44	1.70
Total from investment operations	(2.20)	(0.76)	1.57	1.73
Less distributions from:
Net investment income	(0.12)	(0.23)	(0.31)	(0.01)
Net realized gains	—	(0.21)	(0.05)	—
Return of capital	(0.21)	(0.11)	—	—
Total distributions	(0.33)	(0.55)	(0.36)	(0.01)
Net asset value, end of period	$8.81	$11.34	$12.65	$11.44
Total Return(4)(5)	(19.66)%	(6.21)%	13.66%	17.82%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$1,829	$2,308	$4,983	$1,338
Ratio of expenses to average net assets:
Before expense waiver/recoupment(5)	1.19%	1.15%	1.21%	2.08%
After expense waiver/recoupment(5)	1.19%	1.16%	1.25%	1.25%
Ratio of expenses excluding interest expenses to average net assets:
Before expense waiver/recoupment	1.18%	1.15%	1.21%	2.08%
After expense waiver/recoupment	1.18%	1.16%	1.25%	1.25%
Ratio of net investment income to average net assets:
Before expense waiver/recoupment	1.70%	0.63%	1.05%	2.43%
After expense waiver/recoupment	1.70%	0.62%	1.01%	3.26%
Portfolio turnover rate(4)	61%	40%	41%	20%
(1)	September 25, 2020.
(2)	For an A Class Share outstanding for the entire period.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for period less than one year.
TortoiseEcofin	37

Notes to Financial Statements

November 30, 2023

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise Energy Infrastructure Total Return Fund (“Energy Infrastructure Total Return Fund”, f/k/a Tortoise MLP & Pipeline Fund), the Tortoise Energy Infrastructure and Income Fund (“Energy Infrastructure and Income Fund and the Ecofin Global Renewables Infrastructure Fund (“Global Renewables Infrastructure Fund”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the Energy Infrastructure Total Return Fund is total return. The Energy Infrastructure Total Return Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Energy Infrastructure Total Return Fund commenced operations on May 31, 2011.

The investment objective of the Energy Infrastructure and Income Fund is primarily to seek current income and secondarily to seek long-term capital appreciation. The Energy Infrastructure and Income Fund primarily invests in equity and debt securities of MLPs focused in the energy infrastructure sector and in equity and debt securities of other companies focused in the energy infrastructure sector. The Energy Infrastructure and Income Fund commenced operations on December 27, 2010.

The investment objective of the Global Renewables Infrastructure Fund is to generate long-term total return derived principally from a combination of capital appreciation and income over time. the Fund will principally focus its investment activities in equity securities of companies who are developers, owners and operators, in full or in part, of renewable electricity technology plants and systems, and related infrastructure investments. The Fund will typically emphasize those companies achieving measurable improvements in overall emissions, as defined as those gases and particles that are exhausted into the air as a result of fuel combustion-related activities, relative to their market peers. The Fund’s investments in equity securities may include investments in other investment companies, real estate investment trusts, foreign investment funds, preferred stocks, rights, warrants, convertible securities, and initial public offerings. The Fund will be invested in a range of both developed and non-developed markets, commensurate with its investment criteria. The Fund considers non-developed market countries to be those countries defined as such by the MSCI Market Classification Framework. The Global Renewables Infrastructure Fund commenced operations on August 7, 2020.

The Energy Infrastructure Total Return Fund and the Energy Infrastructure and Income Fund offers three classes of shares: the Institutional Class, the A Class and the C Class. The Global Renewables Infrastructure Fund offers two classes of shares: The Institutional Class and the A Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. A Class shares may be subject to a front-end sales charge of up to 5.50%. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant Accounting Policies

The Funds are investment companies and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

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2023 Annual Report | November 30, 2023

Notes to Financial Statements (continued)

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of November 30, 2023, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended November 30, 2023, the Global Renewables Infrastructure Fund incurred $2,757 in excise tax expense. The Global Renewables Infrastructure Fund, Energy Infrastructure Total Return Fund and the Energy Infrastructure and Income Fund are subject to examination by U.S. taxing authorities for the tax years ended November 30, 2020 through 2023.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the period ended November 30, 2023, the Energy Infrastructure Total Return Fund reallocated the amount of return of capital recognized based on the 2022 tax reporting information received. The impact of this adjustment is a decrease to return of capital by approximately $3,239,027.

During the period ended November 30, 2023, the Energy Infrastructure and Income Fund reallocated the amount of return of capital recognized based on the 2022 tax reporting information received. The impact of this adjustment is a decrease to return of capital by approximately $235,386.

During the period ended November 30, 2023, the Global Renewables Infrastructure Fund reallocated the amount of return of capital recognized based on the 2022 tax reporting information received. The impact of this adjustment is an increase to return of capital by approximately $424,466.

The Global Renewables Infrastructure Fund will make distributions of net investment income, if any, semi-annually and net realized capital gains, if any, annually. The Energy Infrastructure Total Return Fund and the Energy Infrastructure and Income Fund will make distributions of net investment income, if any, quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Reclassification of Capital Accounts — GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by excise taxes and differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended November 30, 2023, the following reclassifications were made:

Fund	Distributable Earnings	Paid-in Capital
Energy Infrastructure Total Return Fund	$(7,078,162)	$7,078,162
Energy Infrastructure and Income Fund	(74,105)	74,105
Global Renewables Infrastructure Fund	2,757	(2,757)

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of A Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

TortoiseEcofin	39

Notes to Financial Statements (continued)

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At November 30, 2023, the Funds did not hold any illiquid securities.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for th e asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Funds’ NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time the NAV is calculated. All foreign securities, with the exception of Canadian securities and those listed on a U.S. exchange, have an adjustment applied to their trade price and therefore are automatically deemed to be in Level 2 of the fair value hierarchy.

Corporate and Municipal Bonds — Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuation furnished by an independent pricing service which utilized both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Restricted Securities — Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures may consider factors such as discounts to publicly traded issues and time until conversion date.

Derivative Instruments — Listed derivatives, including options, rights, swaps, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

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2023 Annual Report | November 30, 2023

Notes to Financial Statements (continued)

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Funds and its Valuation Designee (as defined below) in calculating the Funds’ NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated Tortoise Capital Advisors, LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of November 30, 2023:

Energy Infrastructure Total Return Fund	Level 1	Level 2	Level 3	Total
Common stock	$1,700,183,138	$—	$—	$1,700,183,138
Master limited partnerships	419,040,496	—	—	419,040,496
Short-term investment	42,737,622	—	—	42,737,622
Total investments in securities	$2,161,961,256	$—	$—	$2,161,961,256
Energy Infrastructure and Income Fund	Level 1	Level 2	Level 3	Total
Common stock	$298,560,569	—	$—	$298,560,569
Corporate bonds	—	97,607,703	—	97,607,703
Master limited partnerships	96,474,236	—	—	96,474,236
Short-term investment	4,207,989	—	—	4,207,989
Total investments in securities	$399,242,794	$97,607,703	$—	$496,850,497
Global Renewables Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock
Belgium	$—	$4,120,485	$—	$4,120,485
France	—	7,784,499	—	7,784,499
Germany	—	7,836,559	—	7,836,559
HongKong	—	11,602,764	—	11,602,764
Italy	—	26,067,464	—	26,067,464
Japan	—	4,930,797	—	4,930,797
Portugal	—	16,067,543	—	16,067,543
Spain	—	4,995,537	—	4,995,537
Switzerland	—	2,996,799	—	2,996,799
Thailand	—	3,368,743	—	3,368,743
UnitedStates	127,075,003	—	—	127,075,003
Short-term investment	2,972,923	—	—	2,972,923
Total investments in securities	$130,047,926	$89,771,190	$—	$219,819,116
As of November 30, 2023, the Fund’s investments in other financial instruments* were classified as follows:
Swap Contracts	$—	$60,287	$—	$60,287
Total Other Financial Instruments	$—	$60,287	$—	$60,287
*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, swap contracts and written options. Swap contracts are presented at the unrealized appreciation (depreciation) on the instruments.

Refer to each Fund’s Schedule of Investments for additional industry information.

TortoiseEcofin	41

Notes to Financial Statements (continued)

4. Derivatives Transactions

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

For the year ended November 30, 2023, the Funds’ average quarterly notional values are as follows:

Fund	Long Total Return Swap Contracts
Global Renewables Infrastructure Fund	$14,187,274

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of November 30, 2023. On the Statement of Assets and Liabilities:

Global Renewables Infrastructure Fund

	Assets		Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Swap Contracts	Net Assets – unrealized appreciation on swap contracts**	$60,287	Net Assets – unrealized depreciation on swap contracts**	$—

**Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Open Swap Contracts.

The effect of Derivative Instruments on the Statements of Operations for the year ended November 30, 2023:

Amount of Realized Gain (Loss) on Derivatives

Global Renewables Infrastructure Fund
Derivatives not accounted for as hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$(4,265,901)

Change in Unrealized Appreciation or (Depreciation) on Derivatives

Global Renewables Infrastructure Fund
Derivatives not accounted for as hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$(630)
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2023 Annual Report | November 30, 2023

Notes to Financial Statements (continued)

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of November 30, 2023.

Global Renewables Infrastructure Fund

				Gross Amounts Not Offset in Statements of Assets and Liabilities
Assets:	Gross Amounts Recognized	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Swap Contracts	$60,287	$—	$60,287	$—	$60,287	$—

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each fund manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2023, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

5. Concentration Risk & General Risk

The Energy Infrastructure Total Return Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Energy Infrastructure and Income Fund seeks to achieve their investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of companies focused in the energy infrastructure sector. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Global Renewables Infrastructure Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of renewable infrastructure companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

6. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% for the Global Renewables Infrastructure Fund, 0.85% for the Energy Infrastructure Total Return Fund, and 1.00% for the Energy Infrastructure and Income Fund of each Fund’s average daily net assets. The Adviser has engaged its affiliate, Ecofin Advisors Limited (the “Sub-Adviser”) as the Sub-Adviser to the Global Renewables Infrastructure Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of that Fund’s portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to the Sub-Adviser by the Adviser.

The Funds’ Adviser has contractually agreed to reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for each Fund do not not exceed 1.00% for the Global Renewables Infrastructure Fund, 1.10% for the Energy Infrastructure Total Return Fund and 1.25% for the Energy Infrastructure and Income Fund of the average daily net assets of each Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. During the year ended November 30, 2023 the Adviser recouped expenses of $2,100 relating to previously waived fees for the Global Renewables Infrastructure Fund, respectively

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and fund accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.07% of the first $125 million of the average daily net assets of each fund, 0.05% on the next $250 million of the average daily net assets and 0.0325% of the daily average net assets in excess of $375 million, subject to an annual minimum of $60,000 per fund. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2023 are disclosed in the Statements of Operations.

TortoiseEcofin	43

Notes to Financial Statements (continued)

7. Distribution Costs

The Energy Infrastructure Total Return Fund and Energy Infrastructure and Income Fund have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the A Class and the C Class. The Global Renewables Infrastructure Fund have adopted a Distribution Plan pursuant to Rule 12b-1 in the A Class. The Plan permits each Fund to pay for distribution and related expenses at an annual rate of 0.25% of the A Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the year ended November 30, 2023, expenses incurred by the A Class and C Class pursuant to the Plan were as follows:

Fund	A Class	C Class
Energy Infrastructure Total Return Fund	$449,357	$202,966
Energy Infrastructure and Income Fund	113,129	203,863
Global Renewables Infrastructure Fund	5,089	N/A

8. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Funds for the year ended November 30, 2023, were as follows:

Fund	Purchases	Sales
Energy Infrastructure Total Return Fund	$157,520,189	$452,823,834
Energy Infrastructure and Income Fund	51,035,851	31,307,838
Global Renewables Infrastructure Fund	168,160,593	213,131,688

9. Federal Tax Information

As of November 30, 2023, cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	Energy Infrastructure Total Return Fund	Energy Infrastructure and Income Fund	Global Renewables Infrastructure Fund
Cost of investments	$1,548,910,672	$299,010,430	$276,883,011
Gross unrealized appreciation	$853,270,738	$220,995,224	$8,043,920
Gross unrealized depreciation	(417,475,033)	(84,208,167)	(65,114,992)
Net unrealized appreciation (depreciation)	435,795,705	136,787,057	(57,071,072)
Undistributed ordinary income	—	—	—
Undistributed long-term capital gain	—	—	—
Total distributable earnings	—	—	—
Other accumulated losses	(808,137,030)	(430,369,267)	(12,049,854)
Total accumulated losses	$(372,341,325)	$(293,582,210)	$(69,120,926)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any.

As of November 30, 2023, the Energy Infrastructure Total Return Fund and the Energy Infrastructure and Income Fund had short-term capital loss carryforwards of $55,033,781 and $149,606,972, respectively, and the Energy Infrastructure Total Return Fund, Energy Infrastructure and Income Fund and Ecofin Global Renewables Infrastructure Fund had long-term capital loss carryforwards of $753,103,249, $148,997,698 and $12,049,854, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. In addition to the total capital loss carryforward, the Energy Infrastructure and Income Fund has a short-term carryforward of $60,744,580 and a long-term carryforward of $71,019,832 that it inherited as the result of the merger with Tortoise MLP & Energy Infrastructure Fund. These capital loss carryforwards are further subject to an initial annual limitation of $147,395 and $175,344 in short-term and long-term carryforwards, respectively, pursuant to Section 382. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. For the Energy Infrastructure Total Return Fund and Energy Infrastructure and Income Fund, the capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2023 tax reporting information from the individual MLPs.

44	TortoiseEcofin

2023 Annual Report | November 30, 2023

Notes to Financial Statements (continued)

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are any net ordinary capital losses incurred between January 1 and the end of their fiscal year, November 30, 2023. For the taxable year ended November 30, 2023, The Energy Infrastructure Total Return Fund, the Energy Infrastructure and Income Fund and the Global Renewables Infrastructure Fund do not plan to defer any late year losses.

During the year ended November 30, 2023, the Funds paid the following distributions to shareholders:

	Energy Infrastructure Total Return Fund	Energy Infrastructure and Income Fund	Global Renewables Infrastructure Fund
Ordinary income*	$62,161,136	$12,445,350	$1,804,062
Long-term capital gains**	—	—	—
Return of capital	35,654,813	18,676,484	8,107,285
Total distributions	$97,815,949	$31,121,834	$9,911,347

During the year ended November 30, 2022, the Funds paid the following distributions to shareholders:

	Energy Infrastructure Total Return Fund	Energy Infrastructure and Income Fund	Global Renewables Infrastructure Fund
Ordinary income* .	$38,947,023	$9,193,355	$7,515,040
Long-term capital gains**	—	—	5,970,675
Return of capital .	81,970,916	22,191,007	3,512,810
Total distributions .	$120,917,939	$31,384,362	$16,998,525
*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(C).

10. Line of Credit

The Funds have established a line of credit (“LOC”) in the amount of $150,000,000. Borrowings under the loan agreement are charged an interest rate equal to prime, 8.50% as of November 30, 2023. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds custodian, U.S. Bank, N.A. During the year ended November 30, 2023, the Energy Infrastructure and Income Fund did not have any borrowings under the LOC. During the year ended November 30, 2023, Energy Infrastructure Total Return Fund and Energy Infrastructure and Income Fund was as follows:

Fund	Average Borrowings	Weighted-Average Interest Rate	Amount Outstanding as of November 30, 2023
Energy Infrastructure Total Return Fund	$167,945	8.50%	$—
Global Renewables Infrastructure Fund	528,518	8.37%	—

11. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2023, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Energy Infrastructure and Income Fund	Merrill Lynch, Pierce, Fenner & Smith Inc.	38.05%
Global Renewables Infrastructure Fund	National Financial Services, LLC	25.75%
Global Renewables Infrastructure Fund	JP Morgan Securities, LLC	28.55%
Global Renewables Infrastructure Fund	Charles Schwab	29.93%
TortoiseEcofin	45

Notes to Financial Statement (continued)

12. Other Regulatory Matters

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

13. Subsequent Events

On December 28, 2023, the Energy Infrastructure Total Return Fund paid an income distribution to the Institutional Class in the amount of $21,830,036, or $0.15934002 per share, the A Class in the amount of $2,167,550, or $0.15635593 per share and the C Class in the amount of $197,664, or $0.14742493 per share.

On December 28, 2023, the Energy Infrastructure and Income Fund paid an income distribution to the Institutional Class in the amount of $555,811, or $0.00992379 per share, the A Class in the amount of $51,112, or $0.00827455 per share and the C Class in the amount of $7,485, or $0.00319644 per share.

On December 28, 2023, the Global Renewables Infrastructure Fund paid an income distribution to the Institutional Class in the amount of $2,163,672, or $0.08278000 per share and the A Class in the amount of $15,497, or $0.08073172 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

46	TortoiseEcofin

2023 Annual Report | November 30, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Tortoise Energy Infrastructure Total Return Fund,
Tortoise Energy Infrastructure and Income Fund and
Ecofin Global Renewables Infrastructure Fund and the Board of Trustees
of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Tortoise Energy Infrastructure Total Return Fund (formerly Tortoise MLP & Pipeline Fund), Tortoise Energy Infrastructure and Income Fund, and Ecofin Global Renewables Infrastructure Fund (collectively referred to as the “Funds”) (three of the funds constituting the Managed Portfolio Series (the “Trust”)), including the schedules of investments, as of November 30, 2023, and the related statements of operations, changes in net assets, and the financial highlights for each of periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting the Managed Portfolio Series) at November 30, 2023, and the results of their operations, changes in net assets and financial highlights for each of the for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting Managed Portfolio Series	Statement of operations	Statement of changes in net assets	Financial highlights
Tortoise Energy Infrastructure Total Return Fund Tortoise Energy Infrastructure and Income Fund	For the year ended November 30, 2023	For each of the two years in the period ended November 30, 2023	For each of the five years in the period ended November 30, 2023
Ecofin Global Renewables Infrastructure Fund	For the year ended November 30, 2023	For each of the two years in the period ended November 30, 2023	For each of the three years in the period ended November 30, 2023, and the period from August 7, 2020 (commencement of operations) through November 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more of the portfolios that comprise the Managed Portfolio Series since 2011.

Minneapolis, Minnesota
January 26, 2024

TortoiseEcofin	47

Trustees & Officers (unaudited)

November 30, 2023

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Chairman, Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	31	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (57 Portfolios) (2012-present).
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 2011	31	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	Independent Trustee, ETF Series Solutions (57 Portfolios) (2012-present).
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	31	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present).	Independent Trustee, ALPS Variable
Investment Trust (7 Portfolios)
(2006 to Present); Independent
Trustee, RiverNorth Funds
(3 Portfolios) (2018 to Present);
RiverNorth Managed Duration
Municipal Income Fund, Inc.
(1 Portfolio) (2019 to Present);
RiverNorth Opportunistic Municipal
Income Fund, Inc. (1 Portfolio)
(2018 to Present); RiverNorth Capital
and Income Fund (1 Portfolio)
(2018 to Present); RiverNorth
Opportunities Fund (1 Portfolio)
(2015 to Present); RiverNorth/
DoubleLine Strategic Opportunity
Fund, Inc. (1 Portfolio)
(2019 to Present); RiverNorth
Flexible Municipal Income Fund, Inc.
(1 Portfolio) (2020 to Present);
RiverNorth Flexible Municipal
Income Fund II, Inc. (1 Portfolio)
(2021 to Present); RiverNorth
Managed Duration Municipal
Income Fund II, Inc. (1 Portfolio)
					(2022 to Present).
Robert J. Kern 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Trustee	Indefinite Term; Since January 2011	31	Retired (2018-present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None
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2023 Annual Report | November 30, 2023

Trustees & Officers (unaudited) (continued)

November 30, 2023

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Officers Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Treasurer, Principal Financial Officer and Vice President	Indefinite Term; Since August 2019 (Treasurer); Indefinite Term; Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
John Hadermayer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1977	Secretary	Indefinite Term; Since May 2022	N/A	U.S. Bancorp Fund Services, LLC (2022-present); Executive Director, AQR Capital Management, LLC (2013-present).	N/A
Silinapha Saycocie 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1998	Assistant Treasurer and Vice President	Indefinite Term; Since November 2023	N/A	Officer, U.S. Bancorp Fund Services, LLC (2020-present).	N/A
Sara Bollech 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1977	Assistant Treasurer and Vice President	Indefinite Term: Since November 2021	N/A	Officer, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
Peter Walker, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1993	Assistant Treasurer and Vice President	Indefinite Term: Since November 2021	N/A	Officer, U.S. Bancorp Fund Services, LLC (2016-present).	N/A
TortoiseEcofin	49

Additional Information (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended November 30, 2023, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%, 80.90% and 100.00% for the Energy Infrastructure Total Return Fund, Energy Infrastructure and Income Fund, and Global Renewables Infrastructure Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2023, was 62.76%, 73.82% and 100.00% for the Energy Infrastructure Total Return Fund, Energy Infrastructure and Income Fund, and Global Renewables Infrastructure Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) was 0.00%, 0.00%, and 0.00% for the Energy Infrastructure Total Return Fund, Energy Infrastructure and Income Fund, and Global Renewables Infrastructure Fund, respectively.

Foreign Tax Credit Pass Through

Pursuant to Section 853 of the Internal Revenue code, the Funds designate the following amounts as foreign taxes paid for the period ended November 30, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Tax Credit Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived From Foreign Sourced Income
Global Renewables Infrastructure Fund	$253,907	$0.009660	64.26%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

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2023 Annual Report | November 30, 2023

Additional Information (unaudited) (continued)

PRIVACY NOTICE

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

TortoiseEcofin	51

Contacts

Board of Trustees

David Massart

Leonard Rush, CPA

David Swanson

Robert Kern

Investment Adviser

Tortoise Capital Advisors, L.L.C.
6363 College Boulevard, Suite 100A
Overland Park, KS 66211

Independent Registered Public
Accounting Firm

Ernst & Young, LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
And Fund Administrator

U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue

Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7096

855-TCA-FUND
(855-822-3863)

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

6363 College Boulevard
Overland Park, KS 66211

www.TortoiseEcofin.com

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2023 and November 30, 2022, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2023	FYE 11/30/2022
(a) Audit Fees	$139,200	$173,800
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$87,960	$88,200
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2023	FYE 11/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2023	FYE 11/30/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$33,850	$45,100

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The members of the audit committee, all Independent Trustees, are as follows: Leonard Rush, David Massart, Dave Swanson and Robert Kern.

(b) Not applicable

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 6, 2024

By (Signature and Title)*	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date	February 6, 2024

* Print the name and title of each signing officer under his or her signature.